UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):  December 7, 2016

PRIVATEBANCORP, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-34066	36-3681151
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

120 South LaSalle Street, Chicago, Illinois, 60603
(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (312) 564-2000

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under The Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under The Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On December 7, 2016, PrivateBancorp, Inc. ("PrivateBancorp") issued a press release announcing that it has postponed the special meeting at which PrivateBancorp stockholders will vote on the merger with Canadian Imperial Bank of Commerce.  The new record date for the meeting is expected to be set for early in the first calendar quarter of 2017.  The new record date, as well as the new date, time and location for the special meeting will be announced at a future date.  A copy of the press release is attached here as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits. The following exhibits are being filed herewith:

Exhibit No.	Description
99.1	Press Release, dated December 7, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PRIVATEBANCORP, INC.

Date: December 7, 2016	By:	/s/ Jennifer R. Evans
Name: Jennifer R. Evans
Title: Executive Vice President, General Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release, dated December 7, 2016.